                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              AGEMARK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                                                      March 2002




Dear Stockholder:


        You are cordially invited to attend the Annual Meeting of Stockholders of Agemark Corporation that will be held on May 7, 2002, at 11:00 a.m., at the Company's offices at 2614 Telegraph Avenue, Berkeley, California 94704.

        The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

        A copy of the Company's 2001 Annual Report to Stockholders is also enclosed.

        The Board of Directors and management look forward to seeing you at the meeting.



                                Sincerely yours,



                                Richard J. Westin
                                Chief Executive Officer

                               AGEMARK CORPORATION


                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2002

                                 --------------


To the Stockholders of Agemark Corporation:

THE ANNUAL MEETING OF STOCKHOLDERS OF AGEMARK CORPORATION, A NEVADA CORPORATION (THE "COMPANY"), WILL BE HELD AT THE COMPANY'S OFFICES AT 2614 TELEGRAPH AVENUE, BERKELEY, CALIFORNIA 94704, ON MAY 7, 2002, AT 11:00 A.M., PACIFIC STANDARD TIME, FOR THE FOLLOWING PURPOSES:

        1. To elect a director to serve until the 2005 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified;

        2. To ratify appointment of Timpson Garcia as the Company's independent auditors; and

        3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

        Stockholders of record as of the close of business on February 28, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 2614 Telegraph Avenue, Berkeley, California 94704 for ten days before the meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.



                                        By Order of the Board of Directors



                                        Richard J. Westin
                                        Chief Executive Officer

                               AGEMARK CORPORATION
                              2614 TELEGRAPH AVENUE
                           BERKELEY, CALIFORNIA 94704


                                 --------------

                                 PROXY STATEMENT

                                 --------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Agemark Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2614 Telegraph Avenue, Berkeley, California, 94704 on May 7, 2002 at 11:00 a.m., Pacific Standard Time, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the nominees for director listed in this Proxy Statement and "FOR" approval of the proposal referred to in Item 2 in the Notice of Annual Meeting and described in this Proxy Statement.

        Stockholders of record at the close of business on February 28, 2002 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 947,676 shares of common stock, $.001 par value (the "Common Stock"), outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

        The matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes.

        The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation.

        This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about March 15, 2002.


                                    IMPORTANT

        PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN POST CARD SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


NOMINEES

        The Company's Board of Directors is divided into three classes with one class of directors elected each year at the annual meeting of stockholders for a three-year term of office. Dr. Robert Herrick serves as the Class I director whose term expires in 2002. The director of each class holds his position until the annual meeting of stockholders at which his respective successor is elected and qualified or until his early resignation, removal from office, death or incapacity.

        The Board of Directors proposes the election at the Annual Meeting of Dr. Robert Herrick Class I director and, unless authority to vote for a nominee is withheld, it is intended that the shares represented by proxy will be voted for the election of such nominee. If Dr. Herrick is unable or declines to serve as a director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

        Certain biographical information of the nominee, and of the members of the Board of Directors continuing in office after the Annual Meeting, is set forth below.

CLASS II

        RICHARD J. WESTIN, 60, has been Director, Co-Chairman of the Board of Directors, Chief Executive Officer and Secretary of the Company since its incorporation in April 1997. From 1986 until 1998, Mr. Westin served as President of The Westor Financial Group, Inc., now, Opus X, Inc., a company specializing in financing the development of assisted living facilities across the country. Mr. Westin received his Bachelor of Arts degree from the University of North Carolina at Chapel Hill and his Juris Doctor degree from the University of California's Hastings College of the Law.

CLASS III

        JESSE A. PITTORE, 61, has been Director, Co-Chairman of the Board of Directors, President and Chief Operating Officer of the Company since its incorporation in April 1997. From 1986 until 1998, Mr. Pittore was Chairman of the Board of Opus X, Inc. Mr. Pittore holds a Bachelor of Science degree in Industrial Engineering and Business Management from the University of California, Berkeley.

CLASS I

        ROBERT R. HERRICK, M.D., 63, has been a Director of the Company since January 1998. Dr. Herrick has been in private practice in neurology in Northern California since 1971. In 1997, he served as Chief of Staff to Doctors' Medical Center in San Pablo, California and currently serves as President of the Board of Governors of that hospital. Dr. Herrick received his bachelor's degree from Oberlin College in Ohio and his medical degree from the University of Chicago Medical School.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTOR OF THE NOMINEE SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors held in excess of four meetings during 2001. All directors attended all of the meetings of the Board of Directors and of the committees on which such directors serve.

COMPENSATION OF DIRECTORS

        Directors who are employees of the Company do not receive any fees for service on the Board of Directors. Dr. Herrick, a nonemployee director, receives options to purchase up to 5,000 shares of the Company's common stock per year for his services as director, subject to adjustment by the Board of Directors.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows as of March 1, 2002, (1) the beneficial owners of more than 5% of the outstanding Common Stock of the Company and their holdings and (2) the number of shares held by each director and each executive officer listed in the table under the section titled "Executive Compensation" below and all directors and executive officers as a group, as reported by each person. Except as noted, each person has sole voting and investment power over shares indicated in the table.

                                                     AMOUNT AND NATURE OF COMMON STOCK
                                                             BENEFICIALLY OWNED
                                                   -------------------------------------
COMMON STOCK HOLDER                                NUMBER OF SHARES     PERCENT OF CLASS
-----------------------------------------          ----------------     ----------------
STOCKHOLDERS
Opus X Inc.                                            53,537(1)               5.6%
    2614 Telegraph Avenue
    Berkeley, CA 94704

DIRECTORS AND OTHER EXECUTIVE OFFICERS
Jesse A. Pittore                                      194,177(2)              18.8
Richard J. Westin                                     194,178(3)              18.8
Robert Herrick, M.D.                                    4,131(4)               *
James P. Tolley                                        24,267(5)               2.5
    Directors and Officers as a Group (4 persons)     416,753(2)(3)(4)(5)     36.8


----------
 *   Less than 1%

(1) Opus X Inc. ("Opus"), formerly known as Westor Financial Group, Inc., is jointly held by Messrs. Pittore and Westin.

(2) Includes 28,768 out of 53,537 shares of common stock owned by Opus, of which Mr. Pittore owns an approximately 50% interest and 83,333 which could be acquired by exercising options within 60 days of December 21, 2001.

(3) Includes 26,769 out of 53,537 shares of common stock owned by Opus, of which Mr. Westin owns an approximately 50% interest and 83,333 which could be acquired by exercising options within 60 days of December 21, 2001.

(4) Includes 4,000 shares that Dr. Herrick could acquire by exercising options within 60 days of December 21, 2001.

(5) Includes 15,417 shares that Mr. Tolley could acquire by exercising options within 60 days of December 21, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table summarizes all compensation paid to the Company's Chief Executive Officer and to the Company's other two executive officers for services rendered in all capacities to the Company for the fiscal years ended September 30, 2001 and 2000.

        Pursuant to the Plan of Reorganization (the "Plan"), for three years after the effective date of the Plan, which ended on September 30, 2001, Messrs. Westin and Pittore have agreed not to accept more than $1,000 per month in salary for their services as officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                                  ------------
                                         ANNUAL COMPENSATION       SECURITIES
                                      -------------------------    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS   OPTIONS/SARS   COMPENSATION(1)
---------------------------------     ----     ------     -----   ------------   ---------------
Richard J. Westin................     2001   $ 12,000       --           --         $12,000
  Co-Chairman of the Board and        2000     12,000       --           --          12,000
  Chief Executive Officer

Jesse A. Pittore.................     2001     12,000       --           --          12,000
  Co-Chairman of the Board and        2000     12,000       --           --          12,000
  President

Robert R. Herrick, M.D...........     2001         --       --        1,000              --
  Director                            2000         --       --        3,000              --

James P. Tolley..................     2001    120,000                    --              --
  Chief Financial Officer             2000    117,000       --           --              --

----------
(1) Car and travel allowances of $1,000 per month.


LEGAL PROCEEDINGS

        The Company was formed pursuant to the Plan of Reorganization, which was proposed by the partnerships including Historic Housing for Seniors Limited Partnership, Historic Housing for Senior II Limited Partnership, Historic Housing for Seniors III Limited Partnership and Housing for Seniors Participating Mortgage Fund Limited Partnership in January 1997 and confirmed by the bankruptcy court on September 30, 1998.

        From time to time, the Company is party to litigation arising from the ordinary course of business. The Company believes that no pending legal proceeding will have a material adverse effect on the Company's business, financial condition or results of operations.

        The following table sets forth certain information as of September 30, 2001 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above. THE COMPANY'S STOCK IS NOT PRESENTLY LISTED ON ANY EXCHANGE; CONSEQUENTLY THE CALCULATIONS IN THESE TABLES HAVE BEEN MADE BY SUBSTITUTING THE NET BOOK VALUE PER SHARE AS OF SEPTEMBER 30, 1998 IN LIEU OF A MARKET-DETERMINED FAIR MARKET VALUE.

              OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2001

                                                                           POTENTIAL REALIZABLE VALUE
                                                                             AT ASSUMED ANNUAL RATES
                                                                           OF STOCK PRICE APPRECIATION
                                       INDIVIDUAL GRANTS                        FOR OPTION TERM(1)
                         -----------------------------------------------   ----------------------------
                                     NUMBER OF      % OF
                                    SECURITIES  TOTAL OPTIONS
                         NUMBER OF  UNDERLYING    GRANTED TO    EXERCISE
                          OPTIONS    OPTIONS     EMPLOYEES IN     PRICE    EXPIRATION
NAME                      GRANTED   GRANTED(#)    FISCAL YEAR     ($/SH)       DATE      5%($)   10%($)
----------------------   ---------  ----------  --------------  --------   -----------  ------   ------
Richard J. Westin                        --            --             --

Jesse A. Pittore                         --            --             --

Robert R. Herrick, M.D    1,000       1,000           100%         $1.00      2/1/11    $5,456   $6,518

James P. Tolley

----------
(1) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved. There is no market for the Company's stock at this time. For purposes of this calculation a beginning value of $5.97 per share, the net book value on September 30, 1998, has been utilized in lieu of a market-determined fair market value.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                         AND 2001 YEAR END OPTION VALUES

                                                                   NUMBER OF
                                                                   SECURITIES
                                                                   UNDERLYING              VALUE OF
                                                                   UNEXERCISED            UNEXERCISED
                                                                    OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                                              SEPTEMBER 30, 2001(#)  SEPTEMBER 30, 2001($)(2)
                                                              ---------------------  ------------------------
                              SHARES ACQUIRED      VALUE          EXERCISABLE/            EXERCISABLE/
           NAME               ON EXERCISE(#)   REALIZED($)(1)     UNEXERCISABLE           UNEXERCISABLE
-----------------------       ---------------  -------------- ---------------------  ------------------------
Richard J. Westin                   --            $    --            83,333/0             $405,832/$0

Jesse A. Pittore                    --                 --            83,333/0             $405,832/$0

Robert R. Herrick, M.D.             --                 --            7,000/0              $34,790/$0

James P. Tolley                     --                 --          13,750/6,250           $68,338/$31,062


----------

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at September 30,1998, assumed to be the net book value of $5.97 per share, minus the exercise price of $1.10 for Westin and Pittore, $1.00 for Herrick and Tolley

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Evergreen, which is jointly owned by Messrs. Westin and Pittore, managed all of the Company's properties under management agreements that were substantially amended pursuant to the Plan of Reorganization through the month of May, 2001. The Company and Evergreen entered into individual contracts for each of the facilities owned by the Company. Each management contract's initial term is three years, and Evergreen has the option to extend each management contract for an additional three year term. The management fee paid pursuant to each management contract is based on a percentage of gross revenues of the property, with the average management fee being 4.5%. The existing contracts were assigned to Opus X, Inc., also an affiliate of Westin and Pittore on June 1, 2001. The following table sets forth the management fees earned by Evergreen and Opus for each property for the years ended September 30, 2001 and 2000.

                                                                          MANAGEMENT FEES
                                                                      -----------------------
            FACILITY LOCATION (FACILITY NAME)                           2001           2000
--------------------------------------------------------              --------       --------
Rock Island, Illinois (The Fort Armstrong)                           $  60,162      $  56,007
Fort Madison, Iowa (The Kensington)                                     60,640         49,137
Chanute, Kansas (The Tioga)                                             14,834         27,461
Cumberland, Maryland (The Kensington Algonquin)                         69,596         75,295
Port Huron, Michigan (The Harrington Inn)                               54,149         53,484
Beatrice, Nebraska (The Kensington Paddock)                             30,840         27,035
Hastings, Nebraska (The Kensington)                                     54,593         51,167
Dickinson, North Dakota (The Evergreen Retirement Inn)                  60,568         54,203
Williston, North Dakota (The Kensington)                                66,570         60,830
Manitowoc, Wisconsin (Hotel Manitowoc)                                   1,448          5,404
                                                                      --------       --------
        Total                                                         $473,400       $460,023

        The Company leases its headquarters in Berkeley, California from The Waterford Company, which is owned by members of Mr. Westin's family, for $24,000 per year and on terms and conditions that the Company's believes are at or more favorable than prevailing market rates.

        The Company has entered into an agreement with entities controlled by Richard J. Westin and Jesse A. Pittore, directors and officers of the Company, to jointly develop, build and operate an Alzheimer's facility in Cumberland, MD. The agreement provides, in part, for the Company to contribute land located adjacent to its Cumberland, MD facility upon which the Alzheimer's facility is built. The Westin and Pittore entities have funded all of the costs to build, furnish and operate the facility. For its contribution of land, the Company will receive a 25% ownership interest and 25% of all net income and proceeds from the operation and sale of the facility. This facility began operations in August, 2000.

        Entities affiliated with Richard J. Westin and Jesse a. Pittore, directors and officers of the Company, loaned the Company $550,000 on September 30, 2001 in order to pay the principal and interest payment required to extend the due date of the $14,775,000 of notes payable maturing on that date. The note is secured by the previously-unencumbered Cumberland, MD property. Payment of the required principal and interest of $563,000 extended the notes to September 30, 2002

EMPLOYMENT AGREEMENTS

        Each of Messrs. Pittore and Westin have entered into employment agreements with the Company dated as of September 30, 1998. The employment agreements provide that from October 1, 1998 through September 30, 2001, each shall be paid a salary at the annual rate of $12,000. Thereafter, the salary to be paid to each shall be in the discretion of the board of directors, but in no case shall such salary be less than $240,000 per year. The agreements also provide that each of Messrs. Pittore and Westin is eligible for an annual incentive bonus to be granted in the discretion of the board of directors with such bonus to be up to 100% of base salary. The agreements provide further that the Company shall grant to each of Messrs. Pittore and Westin options to purchase up to 83,333 shares of the Company's Common Stock, pursuant to the Company's 1997 Employee Stock Incentive Plan. Pursuant to the agreements, each of Messrs. Pittore and Westin are eligible for loans from the Company up to $720,000 subject to certain terms and conditions provided in the employment agreements.

        Effective October 1, 2001 the annual salaries of Westin and Pittore were set at $24,000 each.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

        Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Timpson Garcia as the Company's independent auditors for the fiscal year ending September, subject to ratification by the stockholders. Timpson Garcia has audited the Company's financial statements since August, 1998. A representative of Timpson Garcia is expected to be present at the Company's Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

        Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
            TIMPSON GARCIA LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

        During the fiscal year ended September 30, 2001, Timpson Garcia, the Company's independent auditors and principal accountant, billed the Company the fees set forth below. As Timpson Garcia has not provided non-audit services to the Company, the Board of Directors has not considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the principal accountant's independence.

                                 Financial Information System
         Audit Fees              Design and Implementation Fees            All Other Fees
         ----------              ------------------------------            --------------
           $22,813                             $ 0                              $ 0


                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting must be received by the Secretary of the Company no later than January 15, 2003 in order that they may be included in the agenda at the Company's annual meeting.

        A stockholder proposal not included in the Company's proxy statement for the 2003 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be considered timely, such notice must be received by the Company at the principal executive offices on or before March,1 2003 or such notice will be considered untimely and will be ineligible for presentation at the annual meeting of shareholders.


                                  OTHER MATTERS

        The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange

Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Based on a review of the Company's records, all of the filing requirements were satisfied for the fiscal year ended September 30, 2001.

        WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, WE URGE YOU TO RETURN YOUR SIGNED PROXY PROMPTLY.



                                        By order of the Board of Directors.



                                        ----------------------------------------
                                        Richard J. Westin
                                        Chief Executive Officer


March 2002

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Jesse A. Pittore, is hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of Agemark Corporation (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2614 Telegraph Avenue, Berkeley, CA 94704 on May 7, 2002 at 11:00 a.m. or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the shareholder. IF NO SUCH DIRECTIONS ARE INDICATED THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTOR, FOR ITEM 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF DIRECTORS AND FOR
ITEM 2

1.   Election of director: Nominee Dr. Robert Herrick

        [ ]  FOR name listed above

        [ ]  WITHHOLD authority to vote for name listed above
        (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.)

        ------------------------------------------------------------------------

2. To ratify the selection of Timpson Garcia as independent public accountants for Agemark Corporation. Please mark, sign, date and mail this proxy promptly

           [ ] FOR      [ ] AGAINST      [ ] ABSTAIN



-------------------------        --------------        -------------------------
Signature(s)                     Dated                 email address

Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.